SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2005

Sharper Image Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15827	94-2493558
(Commission File Number)	(IRS Employer Identification No.)

650 Davis Street, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 445-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth in Item 5.02 below relating to appointment of a principal officer is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 16, 2005, Sharper Image Corporation (the “Company”) announced that Jeffrey E. Nachbor has been appointed as the Company’s Chief Financial Officer, effective as of February 14, 2005.

Mr. Nachbor, age 40, served as Senior Vice President, Corporate Controller of Staples Inc. from April 2003 to February 2005. Previously, Mr. Nachbor was the Vice President of Finance of Victoria’s Secret Direct, a Division of Limited Brands, Inc., from December 2000 to April 2003. Prior to that, he served as Vice President of Financial Planning and Analysis for Limited Brands, Inc. from February 2000 to December 2000.

A copy of the press release announcing the appointment of Mr. Nachbor is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company entered into an employment agreement with Mr. Nachbor pursuant to which he will receive an initial annual base salary of $300,000 and a relocation allowance of $150,000 (to be repaid if Mr. Nachbor resigns or is terminated for cause during the first year of employment). He will be eligible to receive an annual performance bonus (with a target bonus of 40% of his base salary) and options to purchase 40,000 shares of common stock, which will vest annually over 5 years and will have an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

If Mr. Nachbor’s employment is terminated by the Company without cause during his first year of employment, he will receive an amount equal to $300,000 (representing 12 months of base salary). If his employment is terminated by the Company after the first year of employment, he will receive an amount equal to 6 months of his then current base salary. The employment agreement has an initial three-year term with automatic one-year renewals unless either party elects not to renew the term.

The foregoing description of Mr. Nachbor’s employment agreement is qualified by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of February 14, 2005 between the Company and Jeffrey Nachbor

99.1	Press release announcing the appointment of Jeffrey Nachbor as Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

Date: February 18, 2005	By:	/s/ Tracy Y. Wan
	Name:	Tracy Y. Wan
	Title:	President, Chief Operating Officer